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                                                                    EXHIBIT 99.3



                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-K for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Michael Krimbill, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                               /s/  H. Michael Krimbill
                                      ------------------------------------------
                                      H. Michael Krimbill
                                      President and Chief Executive Officer
                                      Dated:  November  26, 2002





                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-K for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Greenwood, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                               /s/  Michael L. Greenwood
                                      ------------------------------------------
                                      Michael L. Greenwood
                                      Vice President and Chief Financial Officer
                                      Dated:  November 26, 2002